QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MEDWAVE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MEDWAVE, INC.

453 Newbury Street, Suite 206

Danvers, MA 01923

March 5, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Medwave, Inc. (the "Company") to be held on Thursday, April 8, 2004, at 11:00 a.m., local time, at Goodwin Procter LLP, Exchange Place, Boston, MA 02109 (the "Annual Meeting").

        The Annual Meeting has been called for the purpose of:

  (i)
  electing one Class I Director to complete a three-year term;

  (ii)
  electing two Class II Directors for three-year terms;

  (iii)
  approving the sale of common stock to William D. Corneliuson, Chairman of the Board of Directors;

  (iv)
  approving an amendment to the Company's Stock Option and Grant Plan (the "Option Plan") that will increase the number of shares that can be issued under the Option Plan by 250,000 shares; and

  (v)
  considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 3, 2004 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of the Company recommends that you vote "FOR" the election of the nominee of the Board of Directors as a Class I director of the Company, "FOR" the election of the nominees of the Board of Directors as Class II Directors of the Company, "FOR" the approval of the sale of common stock to William D. Corneliuson, Chairman of the Board of Directors and "FOR" the approval of the amendment to the Option Plan.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. YOU MAY ALSO VOTE BY TELEPHONE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED BY TELEPHONE.

                      Sincerely,

                      Timothy J. O'Malley
                       Chief Executive Officer and President

MEDWAVE, INC.

435 Newbury Street, Suite 206

Danvers, MA 01923

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, April 8, 2004

        Notice is hereby given that the Annual Meeting of Stockholders of Medwave, Inc. (the "Company") will be held on Thursday, April 8, 2004, at 11:00 a.m., local time, at Goodwin Procter LLP, Exchange Place, Boston, MA 02109 (the "Annual Meeting"), for the purpose of considering and voting upon:

          1.     The election of one Class I Director to complete a three-year term;

          2.     The election of two Class II Directors for three-year terms;

          3.     The approval of the sale of common stock to William D. Corneliuson, Chairman of the Board of Directors;

          4.     The approval of an amendment to the Company's Stock Option and Grant Plan to increase the number of shares that may be granted under the plan by 250,000 shares; and

          5.     Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 3, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                      By Order of the Board of Directors

                      Timothy J. O'Malley
                       Chief Executive Officer and President

Danvers, Massachusetts
March 5, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. YOU MAY ALSO VOTE BY TELEPHONE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED BY TELEPHONE.

MEDWAVE, INC.
435 Newbury Street, Suite 206
Danvers, MA 01923

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, April 8, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medwave, Inc. (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, April 8, 2004 at 11:00 a.m., local time, at Goodwin Procter LLP, Exchange Place, Boston, MA 02109, and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

  1.
  The election of one Class I Director to complete a three-year term, such term to continue until the annual meeting of stockholders in 2006 and until such Director's successor is duly elected and qualified;

  2.
  The election of two Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2007 and until such Directors' respective successor is duly elected and qualified;

  3.
  The approval of the sale of common stock to William D. Corneliuson, Chairman of the Board of Directors; and

  4.
  The approval of an amendment to the Company's Stock Option and Grant Plan (the "Option Plan") that will increase the number of shares issuable under the Option Plan by 250,000 shares.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about March 9, 2004 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 3, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 9,801,416 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 153 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

        The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

        The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present and represented by proxy and entitled to vote on the matter is required for the election of the Class I Director and Class II Directors. Abstentions and broker non-votes will not be counted as voting with respect to the election of the Class I Director and Class II Directors and, therefore, will not have an effect on the election of the Class I Director and Class II Directors.

        The approval of the sale of common stock and the approval of the amendment to the Option Plan require the affirmative vote of a majority of the votes properly cast, in person or by proxy, on the respective matter. Therefore, neither abstentions nor broker non-votes will have any effect on the adoption of either of these proposals.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. You may also vote by telephone in accordance with the procedures on the proxy card. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement, "FOR" the approval of the sale of common stock to William Corneliuson and "FOR" the approval of the amendment to the Option Plan. It is not anticipated that any matters other than the election of Class I Director, the Class II Directors, the approval of the sale of common stock to William Corneliuson and the approval of the amendment to the Option Plan will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Telephone Voting Procedures

        The telephone authorization procedure is designated to authenticate proxies by use of a personal identification number. The procedures allow registered stockholders to authorize a proxy to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. If you choose to authorize a proxy by telephone, you must do so prior to 12:00 p.m. Central Time on April 7, 2004. If you hold shares in a street name through a broker or bank, separate instructions for telephone proxy authorization may be provided on the voting instruction form provided by your broker or bank. Stockholders who return the proxy card are urged to specify their choices by marking the appropriate boxes on the card.

        The Annual Report of the Company, including financial statements for the fiscal year ended April 30, 2003 ("Fiscal 2003"), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

        The Board of Directors of the Company currently consists of six members and is divided into three classes, with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

        In June 2003, the Board of Directors voted to add Solomon Aronson, M.D. to the Company's Board of Directors. Though the Company's by-laws permit Dr. Aronson to serve through the 2006 annual meeting without any shareholder action, the Board of Directors consider it prudent to have the shareholders ratify the Board's decision to permit Dr. Aronson to serve as a Class I Director. At the Annual Meeting, one Class I Director will be elected to serve until the annual meeting of stockholders in 2006 and until such Director's successor is duly elected and qualified. Based on the recommendation of the Board's independent directors, the Board of Directors has nominated Solomon Aronson, M.D. for election as a Class I Director. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Dr. Aronson as a Class I Director. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominee has agreed to stand for election and to serve, if elected, as a Class I Director. However, if he fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Vote Required For Approval

        A quorum being present, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominee as a Class I Director of the Company.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS AS A CLASS I DIRECTOR OF THE COMPANY.

PROPOSAL 2

ELECTION OF CLASS II DIRECTORS

        At the Annual Meeting, two Class II Directors will be elected to serve until the annual meeting of stockholders in 2007 and until such Director's successor is duly elected and qualified. The Board of Directors has nominated William D. Corneliuson and Timothy J. O'Malley for re-election as the Class II Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Mr. Corneliuson and Mr. O'Malley as Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required For Approval

        A quorum being present, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominees as Class II Directors of the Company.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS II DIRECTORS OF THE COMPANY.

PROPOSAL 3

APPROVING THE SALE OF COMMON STOCK TO WILLIAM D. CORNELIUSON

        On January 8, 2004 the Company sold 1,100,000 shares of its common stock at $5.00 per share in a private placement. The Van Wagoner Private Opportunities Fund was the largest single purchaser, purchasing 500,000 of such shares. The purchase price for this transaction was determined in arm's length negotiations between the disinterested members of the Board of Directors and the purchasers.

William D. Corneliuson, the Chairman of the Board of Directors, did not participate in these negotiations but did agree to purchase 100,000 of such shares, subject to approval of his participation by the Company's shareholders. In the event the shareholders of the Company do not approve Mr. Corneliuson's purchase, the sale of common stock will not occur. However, in such event, Mr. Corneliuson will be entitled to receive from the Company an amount equal to the amount by which the closing price of the Company's common stock exceeds $5.00 on the date of the Annual Meeting, multiplied by 100,000. If the closing price of the Company's common stock is less than $5.00 on the date of the Annual Meeting and the shareholders do not approve the sale, no payment will be made. Mr. Corneliuson has agreed to purchase the 100,000 shares of common stock regardless of the closing price of the common stock on the day of the sale is approved.

        These transactions were authorized by the Board of Directors, with Mr. Corneliuson abstaining, and documented by the execution of a Stock Purchase Agreement between the purchasers and the Company. The Private Placement was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 as amended (the "Securities Act"). Issuance of the shares at a discount to market price was deemed by the Board of Directors to be in the best interests of the Company, as an inducement to secure the purchase thereof by the purchasers, and deemed by the Board to be fair to all shareholders from a financial point of view. The Board also viewed Mr. Corneliuson's participation as sending a positive signal to potential investors and also believed that the $500,000 received by the Company from the sale of these additional shares was beneficial to the Company's financial position.

        Ratification of this sale of shares by a majority of the votes cast on this issue is required by Rule 4350(i) of the Nasdaq Listing Requirements. The sale of shares to Mr. Corneliuson under this Agreement cannot occur until it is approved by the Company's shareholders.

Vote Required For Approval

        A quorum being present, the affirmative vote of a majority of the votes properly cast, in person or by proxy, is required to approve this sale of shares.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE SALE OF COMMON STOCK TO WILLIAM D. CORNELIUSON.

PROPOSAL 4

APPROVAL OF AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN

PROPOSED AMENDMENT

        In February 2004, the Board of Directors amended, subject to shareholder approval, the Company's Option Plan to increase by 250,000 the number of shares available for issuance under the Option Plan.

        A general description of the Option Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Option Plan, a copy of which is attached as Appendix A.

DESCRIPTION OF PLAN

        PURPOSE.    The purpose of the Option Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability as employees, directors, and key consultants by providing an incentive to such individuals through equity participation in the Company and by rewarding such employees, directors and key consultants who contribute to the achievement by the Company of its long-term economic objectives. Of the 2,200,000 shares reserved under the Plan since its adoption in November 1995, a total of 456,500 shares have been issued and exercised, 1,676,000 shares are reserved for options currently outstanding, and options to purchase 67,500 shares remain available. If the amendment and restatement is approved, 250,000 additional shares of Common Stock will be reserved for options under the Plan.

        TERM.    Incentive stock options may be granted under the Plan until February 26, 2012, the ten-year anniversary of the date the Board of Directors adopted the amended and restated Stock Option Plan. Non-qualified stock options may be granted pursuant to the Plan until it is discontinued or terminated by the Board.

        ADMINISTRATION.    The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

        ELIGIBILITY.    All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Plan. All employees, directors and officers of, and consultants and advisors to, the Company or any subsidiary are eligible to receive non-qualified stock options. As of February 19, 2004, the Company had approximately 22 full-time employees and 3 part-time employees.

        OPTIONS.    When an option is granted under the Option Plan, the Committee, at its discretion, specifies the option price, the type of option (either "incentive" or "non-qualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option generally may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant and, unless otherwise determined by the Committee, the option price of a non-qualified option will not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on February 19, 2004, was $6.05. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value or some combination of cash and Common Stock. Each incentive stock option granted under the Plan is nontransferable during the lifetime of the optionee. The Committee may, in its discretion, permit the transfer of non-qualified stock options to immediate family members or to certain family trusts or family limited partnerships. Each outstanding option under the Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship. All outstanding options become immediately exercisable in full upon a "change of control" which includes, (i) the purchase of at least 60% of the Company's stock, (ii) a merger, consolidation, sale of substantially all of the Company's assets, or liquidation of the Company, and (iii) certain changes in the Company's Board of Directors.

        Under the Plan, each non-employee director of the Company (excluding persons who were non-employee directors on the date the Plan was adopted by the Board) is automatically granted a non-qualified option for 30,000 shares of Common Stock upon his or her initial election as a director, vesting over a four-year period. In addition, after three years of service, each outside director receives a non-qualified option for 10,000 shares, vesting after one year, each year he or she continues to serve as a director. Each non-qualified option expires ten years from the date of grant and has an exercise price per share equal to 100% of the fair market value of the Common Stock on the date of grant. Options to purchase 100,000 shares are currently outstanding as a result of the non-employee director automatic option provisions of the Plan. If the amendment and restatement of the Plan is approved, discretionary grants can be made to non-employee directors in addition to their automatic grants.

        AMENDMENT.    The Board of Directors may, from time to time, suspend or discontinue the Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive options; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to optionees under the Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

        FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN.    Under present law, an optionee will not realize any taxable income on the date a non-qualified option is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which non-qualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

        Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes to taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option, but may be required to withhold income or other employment related taxes when the option is exercised or upon a disposition of the shares acquired. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders
Option Plan	1,676,000	3.51	67,500
Equity Compensation Plans Not Approved By Security Holders
None
Total	1,676,000	3.51	67,500

Vote Required and Board Recommendation

        The Board of Directors recommends that the shareholders approve the amendment of the Option Plan. Approval of the amendment requires the affirmative vote of a majority of the votes properly cast, in person or by proxy.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT.

INFORMATION REGARDING DIRECTORS

        The Board of Directors of the Company held three meetings during Fiscal 2003. During Fiscal 2003, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member. The Board of Directors has established an Audit Committee (the "Audit Committee"), a Compensation Committee (the "Compensation Committee") and a Nominating and Corporate Governance Committee (the "Nominating and Corporate Governance Committee").

        The Audit Committee selects the independent accounting firm to audit the Company's financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, reviews the Company's periodic disclosure related to its financial statements, considers the adequacy of the internal accounting procedures, considers the effect of such procedures on the accountants' independence and establishes policies for business values, ethics and employee relations. The Audit Committee currently consists of three directors, William D. Corneliuson (Chairman), Norman Dann and Frank A. Katarow, each of whom is not an employee of the Company and is considered independent within the meaning of Rule 4200 of the Nasdaq listing requirements and satisfy the other requirements for service on the Audit Committee set forth in Rule 4350 of the Nasdaq Listing Requirements. The Board of Directors recently amended and restated the Audit Committee Charter. A copy of this amended and restated Audit Committee Charter is attached hereto as Appendix B. The foregoing information concerning the Audit Committee shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor incorporated by reference into any other filing, in each case to the extent permitted by the rules and regulations of the Securities and Exchange Commission. During Fiscal 2003, the Audit Committee held four meetings. The Audit Committee's report to stockholders appears elsewhere in the proxy statement.

        The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, reviews succession planning for senior management, reviews the options or stock to be granted to eligible persons under the Company's Stock Option Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee currently consists of three non-employee, independent directors, William D. Corneliuson, Norman Dann and John L. Miclot and held one meeting during Fiscal 2003. The Compensation Committee's report on executive compensation appears elsewhere in this proxy statement. For Fiscal 2004, the Compensation Committee will be Mr. Miclot (as Chairman), Mr. Corneliuson and Dr. Aronson.

        In February 2004, the Board of Directors of the Company established a Nominating and Corporate Governance Committee. Prior to this time, the independent members of the Board of Directors considered director nominees. The Nominating and Corporate Governance Committee oversees the qualification and nomination process for potential director candidates, reviews the continued qualification of existing directors and is responsible for corporate governance oversight. The Nominating and Corporate Governance Committee consists of three non-employee directors, Messrs. Corneliuson (as Chairman) and Miclot and Dr. Aronson. As required by Rule 4350(c) of the Nasdaq listing requirements, each of these members is independent as defined in Rule 4200 of the Nasdaq listing requirements. The Nominating and Corporate Governance Committee has written charter adopted by the Board of Directors, which is available on the Company's website at www.medwave.com.

        The Nominating and Corporate Governance Committee will review and consider director candidates who have been recommended by stockholders. Stockholders submitting candidates for consideration by the Nominating and Corporate Governance Committee should deliver a submission in writing to the Secretary of the Company and should follow the timing, informational and other requirements regarding stockholder proposals set forth in the Company's By-laws. Such proposal should specify whether the named person(s) should be considered by the Nominating and Corporate Governance Committee for inclusion as a Board of Directors nominee or whether the named person(s) are to be considered stockholder nominees under the By-laws. At a minimum, each nominee, whether proposed by a stockholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate sound judgment, have an experience base useful to the Company and complementary to the other Directors, and shall be expected to effectively interact with other members of the Board to serve the long-term interests of the Company and its stockholders. A stockholder wishing to nominate a director separately from the slate of directors nominated by the Company should follow the procedures described in this Proxy Statement under the heading "Submission of Stockholder Proposals for 2005 Annual Meeting."

        Directors are not currently paid fees for attending meetings. Under the Company's Stock Option Plan, each non-employee director receives an option to purchase 30,000 shares of Common Stock upon his or her initial election to the Board. Each such option is for a term of ten years and vests over a four-year period. In addition, after three years of service, each non-employee director annually receives a ten-year non-qualified option to purchase 10,000 shares, which vests on the first anniversary of the date of grant if the director is still serving as a director. Pursuant to the Company's Stock Option Plan, as amended and restated, directors are also eligible for discretionary option grants. Upon joining the Board of Directors in 2003, Dr. Solomon Aronson was granted an option to purchase 50,000 shares of common stock. The Board determined that Dr. Aronson should be granted these options because of the unique qualifications he brings to the Board of Directors.

        Any security holder desiring to send communications to the Board of Directors, or any individual director, may forward such document to the Secretary of the Company at the Company's office in Danvers, Massachusetts. The Secretary of the Company will collect and organize such communications and forward them to the Board of Directors or the particular director, as the case may be.

        The Company does not have a policy with respect to directors' attendance at the Company's annual meeting. Mr. O'Malley attended the Company's annual meeting for fiscal year 2002.

        Set forth below is certain information regarding the Directors of the Company, including the Class I Director and the Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

Name	Age	Director Since
Class I—Term Expires 2006
Norman Dann (1) (2)	76	1995
Solomon Aronson, M.D.*	46	—
Class II—Term Expires 2004
William D. Corneliuson* (1) (2)	60	1999
Timothy J. O'Malley*	42	1999
Class III—Term Expires 2005
Frank A. Katarow (2)	45	2002
John L. Miclot (1)	45	2002

*
Nominee for election.

(1)
Member of Compensation Committee in 2003.

(2)
Member of the Audit Committee in 2003.

        The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

        WILLIAM D. CORNELIUSON, has been a director of the Company since May 1999 and Chairman of the Board since February 2002. Mr. Corneliuson is President of B.C. Holdings, Inc., a private investment company. Mr. Corneliuson has been with B.C. Holdings, Inc. since 1993. From 1976 to 1993, Mr. Corneliuson was President, co-founder, and Vice Chairman of the Board of Strong/Corneliuson Capital Management, Inc. He was also co-founder of the Strong family of mutual funds.

        NORMAN DANN, a director of the Company since August 1995, has extensive experience in the medical device industry. Since 1992, Mr. Dann has been a business consultant concentrating in the areas of venture capital, strategic planning, marketing and product development. Mr. Dann also currently serves as a director of Medical CV Inc. and several private companies. From 1980 to 1992, Mr. Dann served as an executive officer of and consultant to Pathfinder Ventures, Inc., a venture capital firm ("Pathfinder"), and served as a general partner of three of Pathfinder's funds and partnerships. From 1971 to 1977, Mr. Dann served as Vice President of Sales and Marketing and Senior Vice President of Development with Medtronic, Inc., a leading manufacturer of cardiac pacemakers and other medical products. In 1960, Mr. Dann founded The Dann Company, an independent representative and service organization for medical products, which was acquired by Medtronic, Inc. in 1971. Mr. Dann holds a B.S. degree in industrial engineering from Pennsylvania State University.

        TIMOTHY J. O'MALLEY, is President and Chief Executive Officer and a director of the Company. He has served in these positions since October 1999. From 1984 until 1999, Mr. O'Malley was an employee of Siemens Medical Systems, Inc. Throughout his employment he served in a variety of technical, sales, marketing and general management roles. At the time of is departure from Siemens, Mr. O'Malley was Vice President/Division Manager of Siemens Medical Systems, Electrometrical Division of North America. Mr. O'Malley received his Associates of Applied Science degree in 1983 from Oakton College in Des Plaines, Illinois and attended DePaul University of Chicago from 1986 until 1991, with an emphasis in Business Management and Marketing.

        FRANK A. KATAROW, a director of the Company since 2002, has been Chief Operating Officer of HomMed, LLC since October, 2003. HomMed is the world leader in the tele-monitoring market. This business provides remote patient monitoring solutions for many managed care related organizations. HomMed is a private company located in Brookfield, WI. Prior to his position at HomMed, Mr. Katarow was President and Chief Operating Officer of BCI, Inc., a designer, manufacturer and distributor of patient monitoring equipment. Mr. Katarow was employed by BCI from October 1980 until October 2003 serving in various capacities, including President and Chief Operating Officer from January 1993 to October 2003, Executive Vice President from January 1993 to November 1993, Senior Vice President and General Manager from March 1992 to January 1993, and Vice President of Operations from June 1990 to March 1992. In addition, Mr. Katarow was the President of SurgiVet, Inc., the wholly owned veterinary division of BCI, Inc. BCI, then a public company, was sold to Smiths Group, plc., a public company traded on the London exchange. Mr. Katarow served as President of Smith's Patient Monitoring Division and President of Smith's Veterinary Division for 5 years after the sale of the company to Smith's. In October of 2003 he left Smith's and became Chief Operating Officer of HomMed, LLC.

        JOHN L. MICLOT, a director of the Company since 2002, became President and CEO of Respironics, Inc., on December 1, 2003. In November 2002 he was appointed as the Chief Strategic Officer responsible for developing and implementing strategic business and growth initiatives, both domestically and internationally, for each of Respironics' four divisions. In May 2003, he was elected to the Board of Directors of Respironics, Inc. Prior to his position as Chief Strategic Officer he was the President of the Homecare Division from July 1999 to November 2002. Mr. Miclot joined Respironics in 1998 when it acquired Healthdyne Technologies where he had served as Senior Vice President, Sales and Marketing from 1995-1998. He was appointed Group Vice President, Sleep Disorders, and was quickly promoted to Senior Vice President, Sales, Marketing and Manufacturing. Mr. Miclot began his career in sales for both DeRoyal Industries and the Edward's Critical Care Division of Baxter Healthcare. In 1988 he joined the Ohmeda Division of BOC Healthcare as Director of Marketing and was appointed Director of International Marketing and Service in 1992 and assumed the position of Vice President of International Marketing in 1993. In 1994, Mr. Miclot joined Medex Inc., a medical device company specializing in cardiovascular pressure monitoring, as Vice President of Marketing. Mr. Miclot earned a Bachelor of Business Administration degree in Marketing from the University of Iowa. He is currently a member of the Young Presidents Organization.

        SOLOMON ARONSON M.D., FACC, FCCP, FAHA, joined the Board of Directors at Medwave in August 2003. Prior to joining Medwave, Dr. Aronson was Professor of Anesthesia and Critical Care at the University of Chicago and Chief of the Cardiothoracic and Vascular Anesthesia Division of the University of Chicago Hospitals and Clinics. In 1983, Dr. Aronson received his MD with honors in research from the Medical College of Wisconsin. In 1986, after completing his residency at the University of Texas where he served as Chief Resident in 1985, he was awarded a fellowship in cardiac and vascular anesthesia at the Texas Heart Institute in Houston. Following his fellowship in Texas, Dr. Aronson was recruited to the University of Chicago, Department of Anesthesia and Critical Care where he served as an instructor, assistant professor, and associate professor before being promoted to full professor in 1999. Dr Aronson is active in many professional organizations, including the American College of Cardiology, the American College of Chest Physicians, the American Heart Association, the American Society of Echocardiography for which he is Chair of the Intraoperative Council, the Society of Cardiovascular Anesthesiology for which he has been elected to serve on the Board of Directors, the National Board of Echocardiography for which he has also served on the Board of Directors, the American Society of Anesthesiology for which he serves on the Economic Committee, and the International Anesthesia Research Society. Dr. Aronson has recently been honored to serve through 2007 on the Anesthetic and Life Support Drug Advisory Committee for the FDA. He has also been honored with listings in "Who's Who" & "How to Find the Best Doctors in America". In 2000, 2001, and 2003, he was elected by his piers to "The Best Doctors in America". Dr. Aronson has authored more than 75 journal articles, 40 book chapters, one textbook, and over 100 abstracts, and he has lectured extensively at universities throughout the United States and in many foreign countries.

Director Independence

        The Board of Directors has determined that each of William Corneliuson, Norman Dann, Frank Katarow, John Miclot and Solomon Aronson is an "independent director" in accordance with newly-adopted Nasdaq listing requirements. Therefore, the Company currently has a majority of "independent directors."

Meetings of Independent Directors

        Independent directors of the Company regularly meet in executive sessions outside the presence of management. Currently, the independent directors of the Company are Messrs. Dann, Corneliuson, Katarow and Miclot and Dr. Aronson. The presiding director for these meetings is currently William Corneliuson. Any interested party who wishes to make their concerns known to the independent directors may contact: William Corneliuson.

Audit Committee Report To Shareholders

        The Board of Directors has established an Audit Committee, whose members during Fiscal 2003 were William D. Corneliuson, Norman Dann and Frank A. Katarow. The Board of Directors has determined that each of the members of the Audit Committee is "independent" as defined in

Rule 4200 of the Nasdaq listing requirements. The information contained in this Audit Committee Report to Shareholders shall not be deemed "soliciting material" or to be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any other filing, in each case to the extent permitted by the rules and regulations of the Securities and Exchange Commission.

        With respect to Fiscal 2003, the Audit Committee:

  •
  reviewed and discussed the audited financial statements with the Company's management;

  •
  discussed with BDO Seidman LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

  •
  received the written disclosures and the letter from BDO Seidman LLP required by Independence Standards Board Standard No. 1, and has discussed with BDO Seidman LLP its independence.

        Based on review and discussion references to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year ended April 30, 2003, as filed with the Securities and Exchange Commission.

                      AUDIT COMMITTEE

                      William D. Corneliuson, Chairman
                      Norman Dann
                      Frank A. Katarow

INDEPENDENT ACCOUNTANTS

        The Company has selected BDO Seidman LLP as the independent public accountants for the Company for the fiscal year ending September 30, 2004. A representative of BDO Seidman will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

        On May 14, 2003, the Audit Committee dismissed Ernst & Young LLP as the Company's independent public accountants. The reports issued by Ernst & Young on the Company's financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through the date hereof, there were no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        On May 14, 2003, the Company engaged BDO Seidman LLP to serve as the Company's independent public accountants for the fiscal year ended April 30, 2003. During the fiscal years ended April 30, 2003 and 2002, and through the date thereof, the Company did not consult BDO Seidman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The Audit Committee pre-approves all auditing services and the terms thereof and all non-audit services, provided that the pre-approval requirement is waived for any non-audit services if the "de minimus exception" set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 is satisfied.

        The following table sets forth the aggregate fees billed to the Company for professional services rendered for the audit of the Company's annual financial statements for the two fiscal years ended April 30, 2002 and April 30, 2003, including the reviews of the financial statements included in the Company's Form 10-Q filings and general accounting consultations, by the Company's principal accounting firm, BDO Seidman LLP, or Ernst & Young LLP, the Company's former principal accounting firm.

	April 30, 2002	April 30, 2003
Audit Fees	$40,916	$45,263
Audit Related Fees	—	—
Tax Fees	$10,750	$10,750
Financial Information System Design and Implementation Fees	—	—
All Other Fees	$2,800	$5,600

	$54,466	$61,613

        BDO Seidman did not provide any services related to financial information systems design and implementation during 2002 or 2003.

        "Audit Related Fees" are for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements.

        "Tax Fees" includes (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

        "All Other Fees" includes fees incurred with the filing of registration statements.

        The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditor's independence.

        Of the services described in the preceding table, all of such services were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by BDO Seidman LLP is compatible with maintaining BDO Seidman LLP's independence and has concluded that it is.

EXECUTIVE OFFICERS

        The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each executive officer who is not also a director are set forth below as of March 1, 2004.

Name	Age	Position
Donna Lunak	50	Vice President of Quality Assurance, Regulatory Affairs and Customer Support

        Donna Lunak has been the Company's Vice President of Quality Assurance, Regulatory Affairs and Customer Support since 2001. Previously, she was the Company's Director of Quality Assurance and Regulatory Affairs.

EXECUTIVE COMPENSATION

        The following table provides certain summary information concerning compensation (including salary, bonuses, stock options and certain other compensation) paid by the Company for services in all capacities for fiscal years ended April 30, 2001, 2002 and 2003, to its Chief Executive Officer and President, the only executive officer whose aggregate salary and bonus exceeded $100,000.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (shares)(1)	All Other Compensation ($)
Timothy J. O'Malley	2003	225,000	—	—	—
Chief Executive Officer and President	2002	219,375	—	185,000	—
	2001	180,000	—	—	—

(1)
Number of shares of Common Stock subject to options that were granted during the year.

        Option Grants.    No options were granted in Fiscal 2003 to the executive officer named in the above Summary Compensation Table.

        Option Exercises and Option Value.    The following table sets forth information concerning the number of shares acquired and the value realized upon exercise of stock options during Fiscal 2003 and information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Chief Executive Officer and President at April 30, 2003.

Aggregated Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2002(#)		Value of Unexercised In-the-Money Options at December 31, 2002($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Timothy J. O'Malley	-0-	-0-	215,000	195,000	$—	$—

(1)
Based on the difference between the closing price of the Company's Common Stock at the fiscal year end and the option exercise price, no options granted to Mr. O'Malley in the money at fiscal year end.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

        Objective of the Company's Compensation Program.    The Company's executive compensation program is intended to attract, retain and reward executives who are capable of leading the Company through its development stage and begin effectively marketing the Company's products for blood pressure monitoring. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

        Like many other public companies, the Company uses a three-pronged approach to its compensation for each executive for the following twelve months. First, the executive's base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, the Company maintains an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months' performance. Finally, the Company utilizes stock options granted under its Stock Option Plan as a long-term incentive for the executive officers as well as for other employees of the Company. The Company believes that stock options are important in aligning management and stockholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period.

        Compensation Committee Procedures.    The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, which is currently composed of three non-employee directors. The Compensation Committee meets periodically and may consult by telephone at other times. The determinations of the Compensation Committee relating to the compensation of the Company's executive officers and the granting of options are then approved or ratified by all of the non-employee directors.

        Factors Considered in Setting Compensation of the Chief Executive Officer and President.    Mr. O'Malley has served as President of the Company since October 1999. Mr. O'Malley currently receives a base salary of $225,000 per year. The Compensation Committee considers the Company's financial performance, as measured by its gross revenues, to be a significant determinant in Mr. O'Malley's overall compensation package. In making its determinations, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Committee believes can only be properly assessed over the long term, such as further development of the Company's products and building and managing an effective sales force to market these products.

        Compensation Decisions for Chief Executive Officer.    Each year the Compensation Committee reviews the performance of the Company's Chief Executive Officer. The Committee concluded that Mr. O'Malley achieved significant success in meeting several key strategic goals and was instrumental in positioning the Company for improved financial performance in Fiscal 2003. The Compensation Committee did not award any bonuses for the fiscal year ended April 30, 2003.

COMPENSATION COMMITTEE

John L. Miclot, Chairman William D. Corneliuson Norman Dann

Compensation Committee Interlocks and Insider Participation

        All executive officer compensation decisions are made by the Compensation Committee. During Fiscal 2003, the Compensation Committee was comprised of Messrs. Miclot, Corneliuson and Dann. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for top management and key employees of the Company, including salaries and bonuses. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries and both members are considered independent as such term is defined in Rule 4200 of the Nasdaq listing requirements. The Company is not aware of any Compensation Committee interlocks.

Shareholder Return Performance Graph

        In accordance with the rules of the Securities and Exchange Commission, the following performance graph compares the performance of the Company's Common Stock on the Nasdaq Small Cap Market to an index for the Nasdaq Stock Market (U.S. Companies) prepared by Media General Financial Services and to Nasdaq stocks for companies with an SIC code of 3840-3849, which is for Surgical, Medical, and Dental Instruments and Supplies. The graph compares the cumulative total stockholder return as of the end of each of the Company's last five fiscal years on $100 invested on April 30, 1998, and assumes reinvestment of all dividends.

Compare 5-Year Cumulative Total Return
Among Medwave, Inc.,
Nasdaq Market Index and Sic Code Indices

ASSUMES $100 INVESTED ON APR. 30, 1997
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING APR. 30, 2002

Employment Arrangements

        The Company has non-compete and confidentiality agreements with its employees. In addition, the Company has a letter agreement of employment with Mr. O'Malley. The letter agreement outlines the terms of Mr. O'Malley's stock options and compensation plan but does include a non-compete agreement. The letter agreement does not provide for any severance benefits. The Company does not have key man life insurance on Mr. O'Malley. The Company also does not have an employment agreement with, or key man life insurance on, any other individual.

CERTAIN TRANSACTIONS

        As noted under Proposal 3, on January 8, 2004, the Company sold 1,100,000 shares of its common stock to a private placement. William D. Corneliuson, the Chairman of the Board of Directors of the Company, purchased 100,000 of such shares, subject to the approval of the Company's stockholders at the annual meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission, ("SEC") and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal 2003 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

        The following table presents information about persons or entities known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock on February 17, 2004. The following information is based solely upon copies of filings of Schedule 13G received by the Company pursuant to the rules of the SEC.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percent (1)
Heartland Advisors, Inc. (2) c/o Heartland Advisors 789 North Water Street Milwaukee, WI 53202	900,000		9.2%
Van Wagoneer Private Opportunities Fund 435 Pacific Avenue San Francisco, CA 94133	500,000		5.1%
William D. Corneliuson(3) 777 East Wisconsin Avenue Suite 3020 Milwaukee, WI 53202	799,400		8.2%
Norman Dann	90,000	(4)	*
Frank A. Katarow	15,000	(5)	*
John L. Miclot	15,000	(6)	*
Timothy J. O'Malley	303,200	(7)	3.1%
Donna Lunak	47,000	(8)	*
Solomon Aronson, M.D.	0		*
William J. Nasgovitz(2) 789 North Water Street Milwaukee, WI 53202	900,000		9.2%
Aaron Boxer Revocable Trust(9) Aaron Boxer, Trustee 7287 Sidonig Court Boca Raton, FL 33433	524,539		5.4%
David B. Johnson(10) c/o Miller Johnson Steichen Kinnard, Inc. 1400 Kinnard Financial Center 920 2nd Avenue South Minneapolis, MN 55402	646,037		6.6%
All Current Executive Officers and Directors as a Group (7 persons)	1,269,600	(11)	13.0%

*
Less than 1%.

(1)
All percentages have been determined as of February 17, 2004 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days after February 17, 2004. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days after February 17, 2004 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of February 17, 2004, a total of 9,801,416 shares of Common Stock were issued and outstanding.

(2)
The information reported is based on a Joint Schedule 13G filed with the SEC on February 12, 2004 reporting beneficial information.

(3)
Includes options to purchase 90,000 shares of common stock which are exercisable as of February 17, 2004, or will become exercisable within 60 days of such date. Also includes 231,100 shares held by Duchess Limited Partnership, an entity in which Mr. Corneliuson holds a pecuniary interest.

(4)
Includes options and warrants to purchase 90,000 shares of common stock which are exercisable as of February 17, 2004, or will become exercisable within 60 days of such date.

(5)
Includes an option to purchase 15,000 shares of common stock which is exercisable as of February 17, 2004, or will become exercisable within 60 days of such date.

(6)
Includes an option to purchase 15,000 shares of common stock which is exercisable as of February 17, 2004, or will become exercisable within 60 days of such date.

(7)
Includes options to purchase 293,750 shares of common stock which are exercisable as of February 17, 2004, or will become exercisable within 60 days of such date.

(8)
Includes options to purchase 47,000 shares of common stock which are exercisable as of February 17, 2004, or will become exercisable within 60 days of such date.

(9)
The information reported is based on a Schedule 13G filed with the SEC on February 14, 2003 reporting beneficial ownership as of December 31, 2003.

(10)
Includes 91,797 shares and 30,000 units (consisting of 30,000 shares and warrants to purchase 30,000 shares) owned by David B. Johnson; 269,840 shares owned by Betty L. Johnson, wife of David B. Johnson; 7,800, 8,000, and 4,600 shares owned respectively by each Todd, Molly, and Joel Johnson, children of David B. Johnson; and 214,000 shares and 20,000 units (consisting of 20,000 shares and warrants to purchase 20,000 shares) owned by a foundation controlled by David B. Johnson.

(11)
Includes 1,269,600 shares, which may be purchased upon exercise of options and warrants which are exercisable as of February 17, 2004, or will become exercisable within 60 days of such date.

MARKET VALUE

        On February 19, 2004, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $6.05.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Stockholder proposals intended to be presented at the Company's 2005 annual meeting of stockholders must be received by the Company on or before November 5, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. However, if the date of the 2005 annual meeting is changed by more than 30 days from the date of this year's annual meeting, then the deadline will be a reasonable time before we begin to print and mail the proxy materials. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, Medwave, Inc., 453 Newbury Street, Suite 206, Danvers, MA 01923. Any proposed or nomination submitted after December 5, 2004 will be untimely.

        The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal be considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company's Secretary at its principal executive office not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcements of the date of such meeting is made.

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. YOU MAY ALSO VOTE BY TELEPHONE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED BY TELEPHONE.

APPENDIX A

Amended and Restated Stock Option Plan

MEDWAVE, INC.
2002 AMENDED AND RESTATED STOCK OPTION PLAN

ARTICLE 1
Establishment and Purpose

        1.1   ESTABLISHMENT. Medwave, Inc. (the "Company") hereby establishes a plan providing for the grant of stock options to certain eligible employees, directors and key consultants of the Company and its subsidiaries. This plan shall be known as the 2004 Amended and Restated Stock Option Plan (the "Plan").

        1.2   PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability as employees, directors, and key consultants by providing an incentive to such individuals through equity participation in the Company and by rewarding such employees, directors and key consultants who contribute to the achievement by the Company of its long-term economic objectives.

ARTICLE 2
Definitions

        The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

        2.1   "BOARD" means the Board of Directors of the Company.

        2.2   "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

        2.3   "COMMITTEE" means the entity administering the Plan, as provided in Article 3 below.

        2.4   "COMMON STOCK" means the common stock of the Company, no par value, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 below.

        2.5   "DISABILITY" means the occurrence of an event which constitutes permanent and total disability within the meaning of Section 22(e) (3) of the Code.

        2.6   "ELIGIBLE PARTICIPANTS" means individuals who are full-time or part-time employees of the Company or any Subsidiary, or directors or key consultants to the Company or any Subsidiary.

        2.7   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        2.8   "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date:

          (a)   if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock;

          (b)   if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or

          (c)   if such stock is not publicly traded on such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

        2.9   "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.5 of this Plan that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

        2.10 "NONSTATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.6 of the Plan and does not qualify as an Incentive Stock Option.

        2.11 "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option.

        2.12 "OPTIONEE" means an Eligible Participant who receives one or more Options under the Plan.

        2.13 "PERSON" means any individual, corporation, partnership, group, association or other "person (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company.

        2.14 "RETIREMENT" means the retirement of an Optionee pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee.

        2.15 "SECURITIES ACT" means the Securities Act of 1933, as amended.

        2.16 "SUBSIDIARY" means any corporation that is a subsidiary corporation of the Company (within the meaning of Section 424(f) of the Code).

        2.17 "TAX DATE" means a date defined in Sections 6.5(c) and 6.6(c) of the Plan.

ARTICLE 3
Plan Administration

        The Plan shall be administered by the Board or by a committee of the Board consisting of two (2) or more directors. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the committee shall be a "nonemployee director." Solely for purposes of this Article 3, "nonemployee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

        Members of any committee shall be appointed from time by the Board. A majority of the members of such committee shall constitute a quorum. Such committee shall act by majority approval of the members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of such committee may be taken without a meeting if unanimous written consent thereto is given. Copies of minutes of such committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer either to the Board or to any committee established by the Board.

        In accordance with and subject to the provisions of the Plan, the Committee shall select the Optionees from Eligible Participants; shall determine the number of shares of Common Stock to be subject to Options granted pursuant to the Plan, the time at which Options are granted, the Option exercise price, Option period and the manner in which each Option becomes exercisable; and shall fix such other provisions of Options as the Committee may deem necessary or desirable as consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Optionees which shall evidence the particular terms, conditions, rights and duties of the Company and the Optionees under Options granted pursuant to the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. With the consent of the Optionee affected thereby, the Committee may amend or modify the terms of any outstanding Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Optionee affected thereby, modify, extend, renew or accept the surrender of any outstanding Option, to the extent not previously exercised, and the Committee may authorize the grant of new Options in substitution therefor.

        Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Optionees and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

ARTICLE 4
Stock Subject to the Plan

        4.1   NUMBER. The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be 2,450,000 subject to adjustments upon changes in the capitalization of the Company as provided in Section 4.3 below. The maximum number of shares authorized may be increased from time to time by approval of the Board and the shareholders of the Company. Shares of Common Stock that may be issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.

        4.2   UNUSED STOCK. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

        4.3   CAPITAL ADJUSTMENTS. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, divestiture (including a spin-off), stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Committee (or, if the company is not the surviving corporation of any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Optionees, the number and kind of securities subject to outstanding Options. Any such adjustment in any outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option (but with an appropriate adjustment in the price for each share or other unit of any security covered by the outstanding Incentive Stock Option as a result of any such change in the corporate structure or shares of the Company), without the consent of the Optionee affected thereby, in accordance with Sections 422 and 424(h) of the Code.

ARTICLE 5
Participation

        Optionees shall be those Eligible Participants who, in the judgment of the Committee, are performing, or during the term of an Option, will perform, vital services in the management, operation and development of the Company or a Subsidiary, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Optionees may be granted from time to time one or more Incentive Stock Options or Nonstatutory Stock Options under the Plan, as may be determined by the Committee in its sole discretion; provided, however, directors and key consultants who are not employees of the Company shall not be eligible to receive and shall not be granted Incentive Stock Options. Except as otherwise provided in the Plan, the number, type, terms and conditions of Options granted to various Eligible Participants need not be uniform, consistent or in accordance with any plan, whether or not such Eligible Participants are similarly situated. Upon determination by the Committee that an Option is to be granted to an Optionee, written notice shall be given to such person specifying such terms, conditions, rights and duties related thereto. Each Optionee shall enter into an agreement with the Company, in such form as the Committee shall determine and which shall be consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Optionee.

ARTICLE 6
Terms of Options

        6.1   GRANT OF OPTIONS. Except as otherwise provided in the Plan, an Optionee may be granted one or more options under the Plan, and the Committee in its sole discretion (to the extent permitted pursuant to Article 5) may designate whether an Option is to be considered an Incentive Stock Option or a Nonstatutory Stock Option. The Committee may grant both an Incentive Stock Option and a Nonstatutory Stock Option to the same Optionee at the same time or at different times. Incentive Stock Options and Nonstatutory Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Common Stock for which any other Option may be exercised.

        6.2   MANNER OF OPTION EXERCISE. An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office (Attention: Secretary), and by paying in full the total Option exercise price of the shares of Common Stock purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to Section 9.1, the exercise of the Option shall be deemed effective upon receipt of such notice and payment. As soon as practicable after the effective exercise of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

        6.3   PAYMENT OF OPTION EXERCISE PRICE. At the time of the Option exercise, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event the Optionee elects to pay the purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise. The Committee may reject an

Optionee's election to pay all or part of the purchase price with previously acquired shares of Common Stock and require such purchase price to be paid entirely in cash. For purposes of this Section 6.3, "previously acquired shares" means shares of the Company's Common Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles. In its sole discretion, the Committee may permit an Optionee to pay all or any portion of the purchase price in installments or by delivery of a promissory note in form and substance acceptable to the Committee, or in such other form of payment as may be authorized by the Committee.

        6.4   RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Optionee shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Optionee becomes the holder of record of such shares except as the Committee may determine pursuant to Section 4.3.

        6.5   INCENTIVE STOCK OPTIONS.

          (a)   INCENTIVE STOCK OPTION EXERCISE PRICE. The per share price to be paid by the Optionee at the time an Incentive Stock Option is exercised will be determined by the Committee, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of one (1) share of Common Stock on the date the Option is granted, (ii) one hundred ten percent (110%) of the Fair Market Value of one (1) share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code).

          (b)   DURATION OF INCENTIVE STOCK OPTIONS. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed ten (10) years from the date the Option is granted or, in the case of an Optionee that owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code), five (5) years from the date the Incentive Stock Option is granted. An Incentive Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, an Incentive Stock Option, to the extent not then exercised, shall expire.

          (c)   WITHHOLDING.

    (i)
    The Company shall be entitled to (aa) withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b), or (bb) require the Optionee promptly to remit the amount of such withholding to the Company before acting on the Optionee's notice of exercise of the Option.

    (ii)
    The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit an Optionee to satisfy, in whole or in part, any such withholding tax obligation by electing to deliver to the Company previously acquired shares of Common

      Stock (as defined in Section 6.3) or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the Option's exercise, in either case having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the Option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law (the "Tax Date"). Such election shall be approved by the Committee and otherwise comply with such rules as the Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)   OTHER PROVISIONS. The agreement evidencing an Incentive Stock Option authorized under this Section 6.5 shall contain such other provisions as the Committee shall deem advisable. Any such agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Option complies with the requirements of Section 422 of the Code, as amended, and may contain such limitations and restrictions on the sale of shares acquired through the exercise of the Incentive Stock Option as the Committee may deem advisable to permit the Company to comply with any applicable federal, state or local tax withholding obligations.

        6.6   NONSTATUTORY STOCK OPTIONS.

          (a)   OPTION EXERCISE PRICE. Unless otherwise determined by the Committee, the per share price to be paid by the Optionee at the time a Nonstatutory Stock Option is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value of one (1) share of Common Stock on the date the Option is granted.

          (b)   DURATION OF NONSTATUTORY STOCK OPTION. The period during which a Nonstatutory Stock Option may be exercised shall be fixed by the Committee at the time such option is granted. A Nonstatutory Stock Option shall become exercisable at such time and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, a Nonstatutory Stock Option, to the extent not then exercised, shall expire.

          (c)   WITHHOLDING TAXES.

    (i)
    The Company is entitled to (aa) withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee's exercise of a Nonstatutory Stock Option or otherwise incurred with respect to the Option, or (bb) require the Optionee promptly to remit the amount of such withholding to the Company before acting on the Optionee's notice of exercise of the Option.

    (ii)
    The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit an Optionee to satisfy, in whole or in part, any such withholding tax obligation by electing to deliver to the Company "previously acquired" shares of Common Stock (as defined n Section 6.3) or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the Option's exercise, in either case having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the Option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law (the "Tax Date"). Such election shall be approved by the Committee and otherwise comply with such rules as the Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)   OTHER PROVISIONS. The agreement evidencing a Nonstatutory Stock Option authorized under this Section 6.6 shall contain such other provisions as the Committee shall deem advisable.

ARTICLE 7
Termination of Options

        7.1   TERMINATION OF EMPLOYMENT OR STATUS AS A DIRECTOR OR CONSULTANT DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise provided in the agreement evidencing the Option, in the event an Optionee's employment or status as a director or consultant is terminated with the Company and all Subsidiaries by reasons of his or her death, Disability or Retirement, all outstanding Options then held by the Optionee shall become immediately exercisable in full and shall remain exercisable until the earlier of: (i) the three-month anniversary of the Optionee's date of termination because of Retirement, (ii) the one-year anniversary of the Optionee's termination because of Disability, (iii) the one-year anniversary of the Optionee's date of death, or (iv) the expiration date stated in the agreement evidencing such Option. Notwithstanding the foregoing, upon an Optionee's termination of employment or status as a director or consultant due to death, Disability, or Retirement, the Committee may, in its sole discretion, provide that all outstanding Options held by the Optionee shall become immediately exercisable and shall remain exercisable following such termination of employment or status as a director or consultant in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date stated in the agreement evidencing such Option, and Options exercised more than three (3) months following Retirement or more than one (1) year following Disability will not qualify as Incentive Stock Options.

        7.2   TERMINATION OF EMPLOYMENT OR STATUS AS A DIRECTOR OR CONSULTANT FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

          (a)   Except as otherwise provided in subsection (b) below, in the event an Optionee's employment or status as a director or consultant is terminated with the Company and all Subsidiaries for any reason other than his or her death, Disability or Retirement, all rights of the Optionee under the Plan shall terminate thirty (30) days following such termination without notice of any kind, and no Options then held by the Optionee shall thereafter be exercisable. During such thirty-day period, the Optionee may exercise any outstanding Options only to the extent such Options had become exercisable on the date of the Optionee's termination of employment or status as a director or consultant.

          (b)   Notwithstanding the provisions of Subsection (a) above, upon an Optionee's termination of employment with or status as a director or consultant of the Company and all Subsidiaries, the Committee may, in its sole discretion, provide that all outstanding Options then held by the Optionee shall remain exercisable for a period in excess of thirty (30) days, in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date stated in the agreement evidencing such Option, and Options exercised more than three (3) months following termination of employment will not qualify as Incentive Stock Options.

        7.3   DATE OF TERMINATION. For purposes of the Plan, an Optionee's employment or status as a director or consultant shall be deemed to have terminated as of the date determined by the Committee in its sole discretion.

        7.4   MERGER, ACQUISITION OR OTHER CHANGE IN CONTROL. All outstanding Options held by Optionees, other than those Options remaining exercisable pursuant to Section 7.2 above, shall become immediately exercisable in full, notwithstanding any vesting schedule in the agreements evidencing such Options or anything in this Plan to the contrary, upon the occurrence of any of the following events:

          (a)   any individual, corporation, partnership, trust or other entity (other than any employee pension benefit plan (as defined under Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) established by the Company):

    (i)
    makes a tender or exchange offer which results in the purchase of sixty percent (60%) of the shares, in the aggregate, of the Company's stock, or

    (ii)
    together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Act")) becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Act) of at least sixty percent (60%) of the Company's stock;

          (b)   the stockholders of the Company approve an agreement or plan to merge or consolidate the Company with or into another corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets, or to liquidate the Company; or

          (c)   a majority of the members of the Company's Board of Directors become individuals other than Continuing Directors. For purposes of the foregoing, a "Continuing Director" shall mean: (i) any member of the Board of Directors of the Company as of November 29, 1995; or (ii) any other member of the Board who, from time to time, was nominated for election by the Board, or was appointed by the Board to fill a vacancy on the Board, or to fill a newly created directorship, but excluding any individual nominated or appointed at a Board meeting at which the majority of the directors present were not Continuing Directors, or by unanimous written action of the Board, unless a majority of directors taking such action are Continuing Directors.

ARTICLE 8
Rights of Employees; Optionees

        8.1   EMPLOYMENT. Nothing in the plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of or relationship with any Eligible Participant or Optionee at any time, nor confer upon any Eligible Participant or Optionee any right to continue in the employ of or to continue to perform services for the Company or any Subsidiary.

        8.2   NONTRANSFERABILITY.

          (a)   Except as otherwise provided in Section 8.2(b), no right or interest of any Optionee in any Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Optionee, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Optionee's death, an Optionee's rights and interest in any Options shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Section 7.1) may be made by, the Optionee's legal representatives, heirs or legatees. If in the opinion of the Committee an Optionee holding any Option is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Optionee may be made to, and any rights of the Optionee under the Plan shall be exercised by, such Optionee's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

          (b)   Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Optionee to transfer any or all Nonstatutory Stock Options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonstatutory Stock Option immediately prior to its transfer.

        8.3   NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

ARTICLE 9
Share Assurance and Transfer Restrictions

        9.1   SHARE ISSUANCES. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan (and an Option shall not be considered to be exercised, notwithstanding the tender by the Optionee of any consideration therefor), unless and until each of the following conditions has been fulfilled:

          (a)   (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Optionee (or, in the event of death or disability, the Optionee's heir(s) or legal representatives(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

          (b)   there shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

        9.2   SHARE TRANSFERS. Shares of Common Stock issued pursuant to the exercise of Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares, not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws, on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the

Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

        9.3   LEGENDS. Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock issued under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

    THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ARTICLE 10
Plan Amendment, Modification and Termination

        The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company. Notwithstanding the foregoing, to the extent required by Section 422 of the Code, Rule 16b-3 of the Exchange Act or other applicable law or regulation, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 4.3, (ii) change the definition of Eligible Participants, (iii) decrease the price at which options may be granted, (iv) materially increase the benefits accruing to Optionees under the Plan, or (v) cause Incentive Stock Options to fail to meet the requirements of Section 422 of the Code, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, no termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Optionee affected thereby, except to the extent provided under Section 4.3.

ARTICLE 11
Effective Date of the Plan

        11.1 EFFECTIVE DATE. The effective date of this Plan is February 26, 2002, the date it was adopted by the Board, subject to shareholder approval within twelve (12) months after such date. Options shall not be granted under the Plan prior to shareholder approval.

        11.2 DURATION OF THE PLAN. Incentive Stock Options may be granted pursuant to the Plan from time to time until February 26, 2012. Nonstatutory Stock Options may be granted pursuant to the Plan from time to time until the Plan is discontinued or terminated by the Board. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

ARTICLE 12
Miscellaneous

        12.1 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota.

        12.2 GENDER AND NUMBER. Except when otherwise indicated by the context, reference to the masculine gender in the Plan shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

ARTICLE 13
Formula Awards

        13.1 GRANT OF NONSTATUTORY STOCK OPTIONS. In addition to discretionary Nonstatutory Stock Options granted by the Committee, directors who are not employees of the Company or any Subsidiary (the "Nonemployee Directors") shall be granted Nonstatutory Stock Options pursuant to this Article 13. Such Nonstatutory Stock Options shall be automatic and nondiscretionary and shall be granted strictly in accordance with the following provisions:

          (a)   No person shall have any discretion to select the Nonemployee Directors that shall be eligible for Nonstatutory Stock Options granted pursuant to this Article 13 or to determine the number of shares of Common Stock to be subject to such Nonstatutory Stock Options, the option price per share or the date of grant.

          (b)   Each Nonemployee Director who is first elected to the Board after the effective date of the Plan, as restated, shall be granted a Nonstatutory Stock Option to purchase 30,000 shares of Common Stock on the date of such election to the Board.

          (c)   Beginning with the third anniversary of the date of his election to the Board, each Nonemployee Director shall, on the date of such third anniversary and on each anniversary date thereafter so long as the Nonemployee Director continues to serve on the Board, be granted a Nonstatutory Stock Option to purchase 10,000 shares of Common Stock.

        13.2 OPTION PRICE. The option price per share for all Nonstatutory Stock Options granted pursuant to Section 13.1 shall be one hundred percent (100%) of the Fair Market Value of one (1) share of Common Stock on the date of such Option is granted.

        13.3 DURATION AND EXERCISE OF OPTIONS.

          (a)   DURATION OF OPTIONS. Except as otherwise provided in this Plan, the period during which any Nonstatutory Stock Option granted to Nonemployee Directors under this Article 13 may be exercised shall be ten (10) years after the date that such Option is granted.

          (b)   EXERCISABILITY OF NONSTATUTORY STOCK OPTIONS.

    (i)
    All Nonstatutory Stock Options granted to Nonemployee Directors pursuant to Section 13.1(b) shall, on each of the first through the fourth anniversary dates of the date such Option is granted, become exercisable as to twenty-five percent (25%) of the shares of Common Stock subject to such Option, cumulatively, and, therefore, shall be fully exercisable on the fourth anniversary of the date that such Option is granted.

    (ii)
    All Nonstatutory Stock Options granted to Nonemployee Directors pursuant to Section 13.1(c) shall, on the first anniversary of the date such Option is granted, become exercisable as to one hundred percent (100%) of the shares of Common Stock subject to such Option so long as the Nonemployee Director continues to serve on the Board on such anniversary of the date of grant.

    (iii)
    If the Nonemployee Director does not purchase in any year the full number of shares which the Nonemployee Director is entitled to purchase in that year, the Nonemployee Director shall be entitled to purchase in any subsequent year such previously unpurchased shares, subject to the expiration of such Nonstatutory Stock Option as specified in Section 13.3(a) above.

        13.4 PAYMENT OF OPTION PRICE. Upon the exercise of any Nonstatutory Stock Option granted to a Nonemployee Director pursuant to this Article 13, the purchase price for such shares to be purchased may be paid in any of the forms of payment permitted by the Committee under Section 6.3.

        13.5 COMPLIANCE WITH RULE 16b-3. All Nonstatutory Stock Options granted to Nonemployee Directors under this Article 13 must comply with the applicable provisions of Rule 16b-3, or its successor, of the Exchange Act, as amended from time to time.

        13.6 TERMINATION OF STATUS AS A DIRECTOR. In the event that a Nonemployee Director's status as a director terminates, the period of time following such termination during which the Nonemployee Director may exercise any outstanding Nonstatutory Stock Options and the extent to which such Options may become exercisable shall be governed by Article 7.

        13.7 DISCRETIONARY OPTION GRANTS. Nothing in this Article 13 shall preclude a Nonemployee Director from receiving one or more discretionary grants of Nonstatutory Stock Options which the Committee may, in its sole discretion, grant pursuant to Article 3 of the Plan.

APPENDIX B

Amended and Restated Audit Committee Charter

MEDWAVE, INC.
(Adopted by the Board of Directors at a meeting held on February 18, 2004)

General Statement of Purpose

        This Amended and Restated Audit Committee Charter amends and restates in its entirety the Company's original Audit Committee Charter, which was originally adopted in 2002. The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of Medwave, Inc. (the "Company") are to:

  •
  assist the Board of Directors (the "Board") in its oversight of (1) the integrity of the Company's financial statements, and (2) the qualifications, independence and performance of the Company's independent auditors; and

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. In addition, at least one member of the Audit Committee should have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        Notwithstanding the foregoing, one director who (1) is not "independent" as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

        At least one member of the Audit Committee should meet the requirements for being a "financial expert" under the rules promulgated by the SEC and have sufficient financial expertise in the accounting and auditing areas.

        The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

Compensation

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

Meetings

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

Responsibilities and Authority

Review of Charter

        The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

Matters Relating to Selection, Performance and Independence of Independent Auditor

        The Audit Committee shall have the sole authority to appoint (subject, if applicable, to stockholder ratification), terminate and determine funding for the Company's independent auditor.

        The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

        The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

        The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

        The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

        The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

        The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

        The Audit Committee shall assure the regular rotation of the lead audit partner and lead reviewing partner as required under Section 10A(j) of the Exchange Act.

        The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

Audited Financial Statements and Annual Audit

        The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer, or if no such person is appointed, the Company's Chief Executive Officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

        The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

  (a)
  the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, prior to the filing of the Company's Annual Report on Form 10-K;

  (b)
  any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

  (c)
  the adequacy of the Company's internal controls and procedures for financial reporting;

  (d)
  major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company's selection or application of accounting principles; and

  (e)
  the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

        The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

        The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company's internal audit function, if any, and (3) any significant disagreements with management.

        The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 ("SAS 61") and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others:

  (a)
  any restrictions on the scope of the independent auditors' activities or access to requested information;

  (b)
  any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

  (c)
  any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement;

  (d)
  any management or internal control letter issued, or proposed to be issued, by the auditors; and

  (e)
  any significant disagreements between the Company's management and the independent auditors.

        The Audit Committee shall review and discuss with the independent auditors any report required to be delivered by such auditors, including the report required pursuant to Section 10A(k) of the Exchange Act.

        If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

        Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

        The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

Unaudited Quarterly Financial Statements

        The Audit Committee shall discuss with management and the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

Procedures for Addressing Complaints and Concerns

        The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

Regular Reports to the Board

        The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

Additional Authority

        The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

Engagement of Advisors

        The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

Legal and Regulatory Compliance

        The Audit Committee may discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

        The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

General

        The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

        The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

        In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

        The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company's Code of Conduct.

MEDWAVE, INC.
ANNUAL MEETING OF STOCKHOLDERS

Thursday April 8, 2004
11:00 A.M. (Eastern Time)

GOODWIN PROCTER LLP
Exchange Place
Boston, MA 02109

Medwave, Inc. 453 Newburg Street, Suite 206 Danvers, MA 01923	proxy

The undersigned hereby appoints TIMOTHY J. O'MALLEY and WILLIAM D. CORNELIUSON, attorneys and proxies, will full power of substitution, to represent the undersigned and to vote all shares of stock of Medwave, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Medwave, Inc. to be held at Goodwin Procter LLP, Exchange Place, Boston, MA 02109 on Thursday, April 8, 2004, at 11:00 a.m., or at any adjournments or postponements thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

See reverse for voting instructions.

There are two ways to vote your Proxy

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	Company #

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 7, 2004.

  •
  Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY MAIL.

Mark, sign and date our proxy card and return it in the postage-paid envelope we've provided to return it to Medwave, Inc., c/o Shareowner Services™, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone, please do not mail your Proxy Card

The Board of Directors Recommends a vote FOR Items 1, 2, and 3.

1.	Election of Class 1 director: Election of Class II directors:	01 Solomon Aronson, M.D. 02 William D. Corneliuson 03 Timothy J. O'Malley	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

Please fold here

2.	Approval of Sale of Common Stock to William D. Corneliuson.	☐	For	☐	Against	☐	Abstain
3.	Approval of Amendment to Stock Option Plan.	☐	For	☐	Against	☐	Abstain
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements hereof.
PLAN TO ATTEND THE MEETING		☐

THIS PROXY WILL BE VOTED AS DIRECTED HEREON, OR IF RETURNED EXECUTED, WITH NO DIRECTION GIVEN, WILL BE VOTED FOR THE NOMINEES AS DIRECTORS, FOR THE APPROVAL OF SALE OF COMMON STOCK AND FOR THE AMENDMENT TO STOCK OPTION PLAN.

Address Change? Mark Box ☐ Indicate changes below	Date

Signature(s) in Box

THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. Executors, administrators, trustees, attorneys, etc. should give full titles as such. If the signor is a corporation or partnership, please sign full corporate or partnership name by duly authorized officer.

QuickLinks

PROPOSAL 1 ELECTION OF CLASS I DIRECTORS
PROPOSAL 2 ELECTION OF CLASS II DIRECTORS
PROPOSAL 3 APPROVING THE SALE OF COMMON STOCK TO WILLIAM D. CORNELIUSON
PROPOSAL 4 APPROVAL OF AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN
Equity Compensation Plan Information
INFORMATION REGARDING DIRECTORS
INDEPENDENT ACCOUNTANTS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Aggregated Fiscal Year-End Option Values
CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
MARKET VALUE
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
APPENDIX A Amended and Restated Stock Option Plan
APPENDIX B Amended and Restated Audit Committee Charter
MEDWAVE, INC. (Adopted by the Board of Directors at a meeting held on February 18, 2004)
General Statement of Purpose
Composition
Compensation
Meetings
Responsibilities and Authority
Additional Authority